Exhibit 99.1

Verde Clean Fuels, Inc. Reports Third Quarter 2023 Earnings

Houston, TX, November 13, 2023 - Verde Clean Fuels, Inc. (“Verde”), a company focused on becoming leading supplier of gasoline and other fuels derived from renewable feedstocks or natural gas, today reported third quarter 2023 GAAP diluted loss per share of $(0.13). The loss consists of ongoing general and administrative and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks that are otherwise landfilled.

Business Update Highlights

●	Verde has entered a Master Services Agreement with Anacapa Engineering and Design. Verde has entered into a Master Services Agreement (MSA) with Anacapa Engineering and Design to support Verde through the California permitting process and the accompanying Environmental Impact Report for our Elk Hills Project. The Elk Hills Project is located at CRC’s Net Zero Industrial Park in Kern County, California where Verde proposes to produce over 7 million gallons of renewable gasoline from agricultural waste while sequestering over 100,000 metric tons of carbon dioxide per year. The resulting fuel is expected to have a negative carbon intensity as a result of the carbon capture and sequestration. Gasoline produced at the Elk Hills facility is expected to qualify for the federal D3 RIN, California’s LCFS credit, and the EPA’s 45-Q carbon sequestration credit.

●	Verde is in discussions with various potential offtakers of carbon credits and gasoline. Verde is discussing long-term offtake arrangements with various entities, including super-majors, for the purchase of D3 RINs, LCFS Credits, and gasoline produced by our facilities. Such an arrangement would help manage price risk associated with these commodities and would support our project finance requirements.

●	Verde and Cottonmouth Ventures are negotiating a Joint Development Agreement for the first proposed location in the Permian Basin. Verde and Cottonmouth Ventures have completed a preliminary evaluation of several possible Permian Basin locations, including a review of natural gas supply and available utilities, and the parties have selected the first development location for a potential joint project. Verde and Cottonmouth Ventures expect to enter into a Joint Development Agreement to proceed with Front End Engineering and Design (FEED), permitting, and other development activities required for Final Investment Decision (FID).

●	Verde has commenced the selection process for FEED/EPC services for the Verde – Cottonmouth Ventures plant in the Permian Basin. Verde has conducted an evaluation of FEED (Front End Engineering and Design) and EPC (Engineering, Procurement, and Construction) providers and is evaluating information and proposals from a select group of firms. Verde expects to enter into a FEED contract upon the completion of its Joint Development Agreement with Cottonmouth Ventures.

Verde Clean Fuels, Inc. was formed through the completion of the previously announced business combination between CENAQ Energy Corp. (NASDAQ: CENQ) (“CENAQ”) and Bluescape Clean Fuels Intermediate Holdings, LLC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
General and administrative expenses	$2,511,176	$867,704	$9,234,697	$3,338,467
Contingent Consideration	-	(5,288,000)	(1,299,000)	(7,181,000)
Research and development expenses	78,314	72,548	246,788	242,353
Total Operating (income) loss	2,589,490	(4,347,748)	8,182,485	(3,600,180)

Other (income)	(144,004)	-	(238,891)	-
Interest Expense	67,430	-	236,699	-
Loss (income) before income taxes	2,512,916	(4,347,748)	8,180,293	(3,600,180)
Provision for income taxes	119,186	-	119,186	-
Net income (net loss)	$(2,632,102)	$4,347,748	$(8,299,479)	$3,600,180
Net income (loss) attributable to noncontrolling interest	$(1,858,910)	-	$(6,202,678)	-
Net income (loss) attributable to Verde Clean Fuels, Inc.	$(773,192)	$4,347,748	$(2,096,801)	$3,600,180

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	6,153,461	N/A	6,136,171	N/A
Loss per Share of Class A common stock	$(0.13)	N/A	$(0.34)	N/A

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2023	December 31, 2022
Current assets:
Cash and cash equivalents	$31,153,940	$463,475
Restricted cash	100,000	-
Prepaid expenses	812,929	113,676
Deferred transaction costs	-	3,258,880
Deferred financing costs	28,847	6,277
Total current assets	32,095,716	3,842,308

Non-current assets:
Security deposits	268,669	258,000
Property, plant and equipment, net	8,374	7,414
Operating lease right-of-use assets, net	273,712	323,170
Intellectual patented technology	1,925,151	1,925,151
Total non-current assets	2,475,906	2,513,735
Total assets	$34,571,622	$6,356,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$475,119	$2,857,223
Accrued liabilities	2,250,687	762,119
Operating lease liabilities – current portion	255,078	237,970
Notes payable – insurance premium financing	-	11,166
Promissory note – related party	409,612	-
Income taxes payable	431,632	-
Total current liabilities	3,822,128	3,868,478

Non-current liabilities:
Contingent consideration	-	1,299,000
Operating lease liabilities	-	85,200
Total non-current liabilities	-	1,384,200
Total liabilities	3,822,128	5,252,678
Commitments and Contingencies (see Note 5)

Stockholders’ equity
Intermediate Member’s Equity	$-	$12,775,902
Class A common stock, par value $0.0001 per share, 9,387,836 shares issued and outstanding as of September 30, 2023	939	-
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of September 30, 2023	2,250	-
Additional paid in capital	34,737,203	-
Accumulated deficit	(23,275,942)	(11,672,537)
Noncontrolling interest	19,285,044	-
Total stockholders’ equity	30,749,494	1,103,365

Total liabilities and stockholders’ equity	$34,571,622	$6,356,043

About Verde Clean Fuels

Verde Clean Fuels, Inc. is a renewable energy company specializing in the conversion of synthesis gas, or syngas, derived from diverse feedstocks, such as biomass, municipal solid waste and mixed plastics, as well as natural gas (including synthetic natural gas) and other feedstocks, into gasoline through an innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. Verde is focused on the development of commercial facilities aimed at turning waste and other bio-feedstocks into a usable stream of syngas which is then transformed into a single finished fuel, such as gasoline, without any additional refining steps.

To learn more about Verde, please visit www.verdecleanfuels.com.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the benefits of the transaction, Verde’s future financial performance following the transaction, as well as Verde’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of the business combination, the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with the transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations Contact

For Verde Clean Fuels:

Ernie Miller – CEO

investor@verdecleanfuels.com

Media Contact

Kellie Woods

verde@ink-co.com

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